                                                   Filed pursuant to Rule 497(b)
                                                      Registration No. 333-85028

                                 LIBERTY FUNDS
                                STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

     Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia Management's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.

     This special meeting will be held at Columbia Management's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     If you have any questions regarding the combined Prospectus/Proxy Statement, please call Georgeson at 866-274-6822.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President

Liberty Funds
Stein Roe Mutual Funds

May 13, 2002
SHM-60/377J-0302

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                    LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                     STEIN ROE MUNICIPAL MONEY MARKET FUND

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe Municipal Money Market Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the parent of the Stein Roe Municipal Money Market Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an agreement and plan of reorganization providing for the sale of all of the assets of the Stein Roe Municipal Money Market Fund to, and the assumption of all of the liabilities of the Stein Roe Municipal Money Market Fund by, the Liberty Municipal Money Market Fund in exchange for shares of the Liberty Municipal Money Market Fund and the distribution of such shares to the shareholders of the Stein Roe Municipal Money Market Fund in complete liquidation of the Stein Roe Municipal Money Market Fund.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          Jean S. Loewenberg, Secretary

May 13, 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE MUNICIPAL MONEY MARKET FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT
                                  MAY 13, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                     STEIN ROE MUNICIPAL MONEY MARKET FUND
                  c/o Liberty-Stein Roe Funds Municipal Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                      LIBERTY MUNICIPAL MONEY MARKET FUND
                           c/o Liberty Funds Trust IV
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Stein Roe Municipal Money
            Market Fund by the Liberty Municipal Money
            Market Fund.....................................    8
  The Proposal..............................................    8
  Principal Investment Risks................................    8
  Information about the Acquisition.........................    8
GENERAL.....................................................   13
  Voting Information........................................   13
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Financial Highlights of the Liberty Municipal
  Money Market Fund.........................................  D-1
Appendix E -- Information Applicable to Liberty Municipal
              Money Market Fund Class Z Shares..............  E-1

     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe Municipal Money Market Fund (the "Stein Roe Municipal Fund") by the Liberty Municipal Money Market Fund (the "Liberty Municipal Fund," and together with the Stein Roe Municipal Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Stein Roe Municipal Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Stein Roe Municipal Fund by the Liberty Municipal Fund. If the Acquisition occurs, you will become a shareholder of the Liberty Municipal Fund. Like your Fund, the Liberty Municipal Fund seeks maximum current income exempt from federal income tax, consistent with capital preservation and the maintenance of liquidity. If the Agreement and Plan of Reorganization for your Fund is approved by the shareholders of your Fund and the Acquisition occurs, the Stein Roe Municipal Fund will transfer all of its assets and liabilities to the Liberty Municipal Fund in exchange for newly created Class Z shares of the Liberty Municipal Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, the Class Z shares received by the Stein Roe Municipal Fund will be distributed pro rata to its shareholders.

     Please review the enclosed Prospectus of the Liberty Municipal Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

     - The Prospectus of the Stein Roe Municipal Fund dated November 1, 2001, as supplemented on November 2, 2001.

     - The Statement of Additional Information of the Stein Roe Municipal Fund dated November 1, 2001, as supplemented on November 2, 2001.

     - The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of the Stein Roe Municipal Fund dated June 30, 2001.

     - The financial statements included in the Stein Roe Municipal Fund's Semi-Annual Report to Shareholders dated December 31, 2001.

     - The Statement of Additional Information of the Liberty Municipal Fund dated May 13, 2002, relating to the Acquisition.

     The Stein Roe Municipal Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.steinroe.com or www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Stein Roe Municipal Fund and Liberty Municipal Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Liberty-Stein Roe Funds Municipal Trust (the "Municipal Trust"), who are also the Trustees of Liberty Funds Trust IV ("Trust IV") (each a "Trust" and together, the "Trusts"), are recommending that the Liberty Municipal Fund acquire the Stein Roe Municipal Fund. This means that the Liberty Municipal Fund would acquire all of the assets and liabilities of the Stein Roe Municipal Fund in exchange for shares of the Liberty Municipal Fund. If the Acquisition is approved, you will receive shares of the Liberty Municipal Fund with an aggregate net asset value equal to the aggregate net asset value of your Stein Roe Municipal Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or about July 15, 2002.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of the Municipal Trust recommend approval of the Acquisition because it offers shareholders of the Stein Roe Municipal Fund an investment in a fund with identical investment goals and strategies, without impacting the Stein Roe Municipal Fund's net expenses (expenses reduced by the voluntary fee waiver described in footnote 8 to the Annual Fund Operating Expenses table below) as a percentage of fund assets (based on estimated expense ratios as of December 31, 2001).

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Stein Roe Municipal Fund and the Liberty Municipal Fund's Class Z shares and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Liberty Municipal Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Funds. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by the Stein Roe Municipal Fund for its last fiscal year (ended June 30, 2001) and expenses for the Liberty Municipal Fund with respect to its newly created Class Z shares (expenses shown are estimates based on the expenses of the Fund's Class A shares for its last fiscal year (ended June 30, 2001)) (without giving effect to the Acquisition) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001).

Shareholders of the Stein Roe Municipal Fund will not pay sales charges as a result of the Acquisition.

THE PRO FORMA COMBINED ANNUAL FUND OPERATING EXPENSES PRESENTED IN THE TABLE BELOW ARE HIGHER THAN THE EXPENSES INCURRED BY THE STEIN ROE MUNICIPAL FUND FOR ITS FISCAL YEAR ENDED JUNE 30, 2001. HOWEVER, GIVING EFFECT TO THE EXPENSE REIMBURSEMENTS AND FEE WAIVERS DESCRIBED IN FOOTNOTES 8 AND 12 TO THE ANNUAL FUND OPERATING EXPENSES TABLE, NET EXPENSES OF CLASS Z SHARES OF THE LIBERTY MUNICIPAL FUND ARE EXPECTED TO BE EQUAL TO THE NET EXPENSES OF THE STEIN ROE MUNICIPAL FUND, AS A PERCENTAGE OF FUND ASSETS.

SHAREHOLDER FEES
(paid directly from your investment)

                                      STEIN ROE MUNICIPAL FUND(1)    LIBERTY MUNICIPAL FUND(3)(4)
                                      ---------------------------    ----------------------------
Maximum sales charge (load) on
purchases (%) (as a percentage of
the offering price)                              0.00                            0.00
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%) (as a percentage
of the lesser of purchase price or
redemption price)                                0.00                            0.00
-------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage
of amount redeemed, if applicable)          (2)                            (5)

---------------
 (1) A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

 (2) There is a $7 charge for wiring redemption proceeds to your bank.

 (3) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition. Fees shown will not be affected by the Acquisition.

 (4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

 (5) There is a $7.50 charge for wiring redemption proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES(6)
(deducted directly from Fund assets)

                                          STEIN ROE          LIBERTY              LIBERTY
                                        MUNICIPAL FUND    MUNICIPAL FUND       MUNICIPAL FUND
                                        --------------    --------------       --------------
                                                                            (PRO FORMA COMBINED)
                                                             CLASS Z             CLASS Z(9)
Management fee(7) (%)                        0.50(8)           0.50                 0.50
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees
(%)                                          0.00              0.00                 0.00
------------------------------------------------------------------------------------------------
Other expenses (%)                           0.31              1.05(10)             0.32
------------------------------------------------------------------------------------------------
Total annual fund operating expenses()
(%)                                          0.81(8)           1.55(11)             0.82(12)

---------------
 (6) Annual fund operating expenses that do not give effect to the Acquisition reflect each Fund's expenses plus each Fund's share of the expenses of the SR&F Municipal Money Market Portfolio (the "Master Fund"). Both Funds currently invest all of their assets in the Master Fund as part of a master/feeder fund structure.

 (7) The Master Fund paid a management fee of 0.25% and both Funds paid an administration fee of 0.25%.

 (8) The Master Fund's advisor has voluntarily agreed to reimburse the Stein Roe Municipal Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70%. If this reimbursement were reflected in the table, the management fee would be 0.39% and total annual fund operating expenses would be 0.70%. This arrangement may be modified or terminated by the advisor at any time.

 (9) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition.

(10) "Other Expenses" for Class Z shares of the Liberty Municipal Fund are estimated based on the actual expenses for Class A shares of the Liberty Municipal Fund for the current fiscal year.

(11) The Liberty Municipal Fund's administrator and the Master Fund's advisor have voluntarily agreed to reimburse the Liberty Municipal Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this reimbursement were reflected in the table above, the management fee would be 0.00% and the other expenses would be 0.75%. This arrangement may be modified or terminated by the advisor or administrator at any time.

(12) In connection with the Acquisition, the Liberty Municipal Fund's advisor and administrator have indicated that they will waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses of Class Z shares of the Liberty Municipal Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70%. If this waiver and reimbursement were reflected in the table, the management fee would be 0.38%. This arrangement may be modified or terminated by the advisor or administrator at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Stein Roe Municipal Fund or the Liberty Municipal Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
STEIN ROE MUNICIPAL FUND                                    $ 83      $259       $450       $1,002
---------------------------------------------------------------------------------------------------
LIBERTY MUNICIPAL FUND
Class A                                                      158       490        845        1,845
---------------------------------------------------------------------------------------------------
LIBERTY MUNICIPAL FUND
(pro forma combined)
Class Z                                                       84       262        455        1,014

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Stein Roe Municipal Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Municipal Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE STEIN ROE MUNICIPAL FUND AND THE LIBERTY MUNICIPAL FUND COMPARE?

This table shows the investment goal and principal investment strategies of each Fund.

----------------------------------------------------------------------
     INVESTMENT GOAL: Each Fund seeks maximum current income
     exempt from federal income tax, consistent with capital
     preservation and the maintenance of liquidity.
----------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGIES: Each Fund currently seeks to achieve its goal by investing all of its investable
     assets in the SR&F Municipal Money Market Portfolio (the
     "Master Fund"). The Master Fund invests its assets as
     follows:
     - The Master Fund's assets are invested principally in
     high-quality, tax-exempt money market securities.
     - The Master Fund, like money market funds in general, is
     subject to strict rules that require it to buy individual
       securities that have remaining maturities of 13 months or
       less, maintain an average dollar-weighted portfolio
       maturity of 90 days or less, and buy only high-quality,
       U.S. dollar-denominated obligations.
     - Under normal conditions, at least 80% of the Master Fund's investments will produce income that is exempt from federal income tax.
     - At times, the Master Fund may invest 25% or more of its
     total assets in tax-exempt money market securities whose
       issuers are located in the same state.
     - The Master Fund may invest all of its assets in bonds
     subject to the alternative minimum tax.
     - Each Fund seeks to preserve the value of your investment at $1.00 per share.
----------------------------------------------------------------------

The Stein Roe Municipal Fund and the Liberty Municipal Fund invest all of their respective assets in the Master Fund and, accordingly, share identical investment goals and strategies. The investment policies of the Stein Roe Municipal Fund and the Liberty Municipal Fund are generally similar, except that the Stein Roe Municipal Fund may not invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange, whereas the Liberty Municipal Fund is not subject to such a restriction. For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

The Master Fund is advised by Stein Roe & Farnham Incorporated and invests in a diversified portfolio of securities. This arrangement is known as a "master-feeder" structure. As of April 17, 2002, the Stein Roe Municipal Fund owned approximately a 89.96% interest in the Master Fund and the Liberty Municipal Fund owned approximately a 10.04% interest in the Master Fund. If the Proposal is approved, prior to the Acquisition, the Master Fund is expected to distribute all of its assets to the Liberty Municipal Fund and the Stein Roe Municipal Fund in exchange for their respective interests in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisition, each of the Liberty Municipal Fund and the Stein Roe Municipal Fund will cease to operate under a "master-feeder" structure.

5. WHAT CLASS OF LIBERTY MUNICIPAL FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

You will receive Class Z shares of the Liberty Municipal Fund. Like your Stein Roe Municipal Fund shares, Class Z shares of the Liberty Municipal Fund will have no sales charges or 12b-1 fees, and will have substantially the same distribution, purchase, exchange and redemption procedures and rights as your current shares except as follows:

     - You may only use the "systematic withdrawal plan" option to sell shares or the "automated dollar cost averaging" option to purchase shares if you have a minimum account balance of $5,000 in the Liberty Municipal Fund with respect to the "systematic withdrawal plan" option and in the fund the money is coming from with respect to the "automated dollar cost averaging" option, whereas the corresponding options offered by the Stein Roe Municipal Fund are not subject to such account balance requirements.

     - You will no longer have the option of selling or exchanging shares through the Internet.

     - As a Class Z shareholder, you will have the option of selling your shares by "check writing" and it is expected that there will be a $250 minimum to use this option.

     - Your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc., whereas your Stein Roe Municipal Fund shares could only be exchanged for shares of certain other Stein Roe no-load funds.

     - In general, Class Z shares of the Liberty Municipal Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix E. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Liberty Municipal Fund. Please see Appendix E for more information regarding Class Z shares of the Liberty Municipal Fund.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Stein Roe Municipal Fund is expected to recognize a gain or loss as a result of the Acquisition.

The cost basis and holding period of your Stein Roe Municipal Fund shares are expected to carry over to your new shares in the Liberty Municipal Fund.

      PROPOSAL -- ACQUISITION OF THE STEIN ROE MUNICIPAL MONEY MARKET FUND
                   BY THE LIBERTY MUNICIPAL MONEY MARKET FUND

THE PROPOSAL

     You are being asked to approve the Agreement and Plan of Reorganization dated April 25, 2002, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Liberty Municipal Fund, and how do they compare with those of the Stein Roe Municipal Fund?

     The Liberty Municipal Fund is subject to market risk, management risk, interest rate risk, issuer risk and the risks associated with investing in tax-exempt bonds, which are the same risks to which the Stein Roe Municipal Fund is subject. The principal risks associated with each Fund are identical because the Funds have identical investment goals and strategies. For more information about the principal investment risks of the Liberty Municipal Fund, please see the enclosed Prospectus of the Liberty Municipal Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization

     If approved by the shareholders of the Stein Roe Municipal Fund, the Acquisition is expected to occur on or around July 15, 2002, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

     - The Stein Roe Municipal Fund will transfer all of its assets and liabilities to the Liberty Municipal Fund in exchange for Class Z shares of the Liberty Municipal Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on July 12, 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

     - The Class Z shares of the Liberty Municipal Fund received by the Stein Roe Municipal Fund will be distributed to the shareholders of the Stein Roe Municipal Fund pro rata in accordance with their percentage ownership of the Stein Roe Municipal Fund in full liquidation of the Stein Roe Municipal Fund.

     - After the Acquisition, the Stein Roe Municipal Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the Stein Roe Municipal Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both the Municipal Trust and Trust IV.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Municipal Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs, you will receive Class Z shares of the Liberty Municipal Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear no sales charges, redemption fees or CDSCs.

     - The procedures for purchasing and redeeming your shares will slightly change as a result of the Acquisition. You will no longer have the option of selling or exchanging shares through the Internet, the option of selling your shares by "check writing" is expected to be subject to a $250 minimum and you may only use certain purchase and redemption options (e.g., the "systematic withdrawal plan") if you have a minimum account balance of $5,000, whereas the Stein Roe Municipal Fund's corresponding purchase and redemption options do not have such account balance requirements.

     - Shareholders of new Class Z shares will have different exchange rights. Whereas your Stein Roe Municipal Fund shares could only be exchanged for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc.

     - In general, Class Z shares of the Liberty Municipal Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix E. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Liberty Municipal Fund. Please see Appendix E for more information regarding Class Z shares of the Liberty Municipal Fund.

     - You will have the same voting rights as you currently have, but as a shareholder of the Liberty Municipal Fund of Trust IV.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition

     The Trustees of the Municipal Trust, who are also the Trustees of Trust IV, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002, and March 13, 2002, the following reasons for the Stein Roe Municipal Fund to enter into the
Acquisition:

     - The Acquisition is expected to create a fund with investment goals and strategies identical to those of the Stein Roe Municipal Fund. Although gross expenses (without giving effect to the voluntary fee waiver described in footnote 12 to the Annual Fund Operating Expenses tables above) are expected to decrease, based on estimated expense ratios as of December 31, 2001, the Fund's net expenses (giving effect to such fee waiver) as a percentage of fund assets are expected to remain unchanged.

     The Trustees considered that shareholders of the Stein Roe Municipal Fund who do not want to become shareholders of the Liberty Municipal Fund could redeem their shares in the Stein Roe Municipal Fund prior to the Acquisition.

     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Municipal Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ending December 31, 2001, for the shares of the Stein Roe Municipal Fund and Class A shares of the Liberty Municipal Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                            STEIN ROE MUNICIPAL FUND
[BAR CHART]

                                                                       STEIN ROE MUNICIPAL FUND
                                                                       ------------------------
1992                                                                             2.39
1993                                                                             1.86
1994                                                                             2.27
1995                                                                             3.36
1996                                                                             3.00
1997                                                                             3.12
1998                                                                             2.95
1999                                                                             2.77
2000                                                                             3.63
2001                                                                             2.40

The Fund's year-to-date total return through March 31, 2002, was 0.24%.
For period shown in bar chart:
Best quarter: 4th quarter, 2000, +0.96
Worst quarter: 4th quarter, 2001, +0.38

                           LIBERTY MUNICIPAL FUND(13)
[BAR CHART]

                                                                      LIBERTY MUNICIPAL FUND (13)
                                                                      ---------------------------
1992                                                                             2.39
1993                                                                             1.86
1994                                                                             2.26
1995                                                                             3.35
1996                                                                             2.94
1997                                                                             3.07
1998                                                                             2.88
1999                                                                             2.72
2000                                                                             3.58
2001                                                                             2.35

The Fund's year-to-date total through
March 31, 2002, was 0.23%.
For period shown in bar chart:
Best quarter: 2nd quarter, 2000, +0.95
Worst quarter: 4th quarter, 2001, +0.36

---------------
(13) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition. Because the Class Z shares have not completed a full calendar year, annual returns shown are for Class A shares, the oldest existing Liberty Municipal Fund class. Class A shares were initially offered on June 16, 1987, and are not being offered in connection with the Acquisition discussed in this Prospectus/Proxy Statement. Performance information for Class A shares shown for periods prior to September 28, 1995, the date the Liberty Municipal Fund converted to a master fund/feeder fund structure, includes returns of the Master Fund. These returns have not been restated to reflect differences in expenses (such as 12b-1 fees) between the Master Fund and Class A shares of the Liberty Municipal Fund. If differences in expenses had been reflected, the returns shown for periods prior to the conversion to a master fund/feeder fund structure would have been different.

     Class Z shares would have annual returns substantially similar to those of Class A shares because they are invested in the same portfolio of securities and would differ from those shown in the bar chart only to the extent the classes do not have the same expenses (such as Rule 12b-1 fees).

     The following tables list each Fund's average annual total return for its shares, and in the case of the Liberty Municipal Fund, for its Class A shares, for the one-year, five-year and ten-year periods ending December 31, 2001, including applicable sales charges. These tables are intended to provide you with some indication of the risks of investing in the Funds.
     For current 7-day yield information, please call 800-338-2550.

STEIN ROE MUNICIPAL FUND

                                                              1 YEAR    5 YEARS    10 YEARS
                                                              ------    -------    --------
Existing Shares (%)                                            2.40%     2.97%       2.77%

LIBERTY MUNICIPAL FUND(14)

                                                              1 YEAR    5 YEARS    10 YEARS
                                                              ------    -------    --------
Class A (%)                                                    2.35%     2.92%       2.74%

---------------
(14) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition. Because the Class Z shares have not completed a full calendar year, average annual total returns shown are for Class A shares, the oldest existing Liberty Municipal Fund class. Class A shares were initially offered on June 16, 1987, and are not being offered in connection with the Acquisition discussed in this Prospectus/Proxy Statement. Performance information for Class A shares shown for periods prior to September 28, 1995, the date the Liberty Municipal Fund converted to a master fund/feeder fund structure, includes returns of the Master Fund. Although these returns have not been restated to reflect differences in expenses (such as 12b-1 fees) between the Master Fund and Class A shares of the Liberty Municipal Fund, average annual total returns are restated to reflect Class A sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the conversion to a master fund/feeder fund structure would have been different.

     Class Z shares would have annual returns substantially similar to those of Class A shares because they are invested in the same portfolio of securities and would differ from the average annual total returns shown in the tables only to the extent the classes do not have the same expenses (such as Rule 12b-1 fees) and sales charges.

  Federal Income Tax Consequences

     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Stein Roe Municipal Fund and the Liberty Municipal Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Stein Roe Municipal Fund or the shareholders of the Stein Roe Municipal Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Liberty Municipal Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Stein Roe Municipal Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Liberty Municipal Fund shares you receive will include the holding period for your Stein Roe Municipal Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Municipal Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Liberty Municipal Fund's tax basis in the assets that the Liberty Municipal Fund receives from the Stein Roe Municipal Fund will be the same as the Stein Roe Municipal Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Liberty Municipal Fund's holding period in such assets will include the Stein Roe Municipal Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE MUNICIPAL TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal

     Approval of the Agreement and Plan of Reorganization dated April 25, 2002, among the Municipal Trust on behalf of the Stein Roe Municipal Fund, Trust IV on behalf of the Liberty Municipal Fund and Columbia will require the affirmative vote of a majority of the shares of the Stein Roe Municipal Fund voted. A vote of the shareholders of the Liberty Municipal Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

     The Trustees of the Municipal Trust are soliciting proxies from the shareholders of the Stein Roe Municipal Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about May 13, 2002.

  Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Stein Roe Municipal Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $2,200.

  Voting Process.  You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy insert for instructions); or

     (c) In person at the Meeting.

     Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Stein Roe Municipal Fund and the Liberty Municipal Fund are approximately $0 and $6,387, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Stein Roe Municipal Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Stein Roe Municipal Fund and the Liberty Municipal Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Stein Roe Municipal Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Stein Roe Municipal Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Stein Roe Municipal Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Stein Roe Municipal Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Advisor's and Underwriter's Addresses. The address of the Master Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for the Stein Roe Municipal Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

     Adjournments; Other Business. If the Stein Roe Municipal Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Stein Roe Municipal Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Stein Roe Municipal Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Stein Roe Municipal Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither the Municipal Trust nor Trust IV holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Municipal Trust or Trust IV, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April 25, 2002, is by and among Liberty-Stein Roe Funds Municipal Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated October 6, 1987, as amended, on behalf of the Stein Roe Municipal Money Market Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust IV (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated August 29, 1978, as amended, on behalf of the Liberty Municipal Money Market Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on July 15, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Municipal Money Market Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (g) Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquiring Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class Z shares having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring

             Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and then holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, thirteen percent (13%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and eighty-seven percent (87%) of such expenses shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

   11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

   11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Funds Income Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary or to Liberty Funds Trust I, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS
                                          MUNICIPAL TRUST
                                          on behalf of Stein Roe Municipal
                                          Money Market Fund

                                          By: /s/ J. KEVIN CONNAUGHTON
                                            ------------------------------------
                                          Name:  J. Kevin Connaughton
                                          Title:   Treasurer

ATTEST:

/s/ RUSSELL L. KANE
--------------------------------------
Name:  Russell L. Kane
Title:   Assistant Secretary

                                          LIBERTY FUNDS TRUST IV
                                          on behalf of Liberty Municipal
                                          Money Market Fund

                                          By: /s/ J. KEVIN CONNAUGHTON
                                            ------------------------------------
                                          Name:  J. Kevin Connaughton
                                          Title:   Treasurer

ATTEST:

/s/ RUSSELL L. KANE
--------------------------------------
Name:  Russell L. Kane
Title:   Assistant Secretary

                                          Solely for purposes of paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By: /s/ KEITH T. BANKS
                                            ------------------------------------
                                          Name: Keith T. Banks
                                          Title: President

ATTEST:

/s/ ROBERT J. FITZPATRICK
--------------------------------------
Name: Robert J. Fitzpatrick
Title: Assistant Secretary

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE STEIN ROE MUNICIPAL FUND

     For the Stein Roe Municipal Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                     NUMBER OF SHARES
                                                     OUTSTANDING AND
FUND                                                 ENTITLED TO VOTE
----                                                 ----------------
STEIN ROE MUNICIPAL FUND...........................  110,491,710.6450

OWNERSHIP OF SHARES

     As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                       NUMBER OF     PERCENTAGE OF
                                                                      OUTSTANDING     OUTSTANDING
                                                                       SHARES OF       SHARES OF
FUND AND CLASS                   NAME AND ADDRESS OF SHAREHOLDER      CLASS OWNED     CLASS OWNED
--------------                -------------------------------------   ------------   -------------
LIBERTY MUNICIPAL FUND
  CLASS A...................  Vincent J. Ferrara                      961,797.9500        7.56%
                              Anna Ferrara JT WROS
                              117 AABC
                              Aspen, CO 81611-2502
                              Keith J. Kastenmeier &                  656,080.2200        5.16%
                              Shelly L. Kastenmeier JT WROS
                              959 96th Ave., NE
                              Blaine, MN 55434-2552
  CLASS B...................  Cecil Deskin                            94,736.8400        18.32%
                              110 Ridge Rd.
                              Revere, MA 02151-3839
                              Donaldson Lufkin Jenrette               57,236.6400        11.07%
                              Securities Corporation Inc.
                              P.O. Box 2052
                              Jersey City, NJ 07303-2052
                              Dorothy Heys                            27,449.0300         5.31%
                              717 S. Walnut
                              Sidney, OH 45365-3325
                              LPL Financial Services                  27,749.6100         5.37%
                              A/C 2819-9990
                              9785 Towne Center Drive
                              San Diego, CA 92121-1968
                              Prudential Securities Inc. FBO          125,265.6100       24.23%
                              Mr. Brian J. Downing,
                              Mrs. Cheryl Downing Co-TTees,
                              Brian J. Downing & Cheryl Downing
                              Family Trust UA DTD 12/13/94
                              Celina, TX 75009

                                                                       NUMBER OF     PERCENTAGE OF
                                                                      OUTSTANDING     OUTSTANDING
                                                                       SHARES OF       SHARES OF
FUND AND CLASS                   NAME AND ADDRESS OF SHAREHOLDER      CLASS OWNED     CLASS OWNED
--------------                -------------------------------------   ------------   -------------
                              Prudential Securities Inc. FBO          29,551.3400         5.72%
                              Mr. Pirooz Parvarandeh,
                              Mrs. Violet Parvarandeh Co-TTEES,
                              Parvarandeh Living Trust UA
                              DTD 04/06/95
                              Los Altos, CA 94022

                              USBancorp Piper Jaffray                 34,488.8700         6.67%
                              A/C 2123-9029
                              800 Nicollet Mall
                              Minneapolis, MN 55402-7000

  CLASS C...................  NFSC FEBO #W79-107484                   877,361.0500       74.07%
                              Robert W. Wood TTEE
                              of Robert W. Wood 1988 TR
                              1132 Laurel Way
                              Beverly Hills, CA 90210-2221

                              NFSC FEBO #W78-046671                   199,605.7300       16.85%
                              Connolly Family Trust
                              Philip W. Connolly
                              U/A 03/12/2001
                              41030 Simi Ct.
                              Temecula, CA 92591-4988

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Liberty Municipal Fund upon consummation of the
Acquisition:

                                                                          PERCENTAGE OF OUTSTANDING
                                                                         SHARES OF CLASS OWNED UPON
FUND AND CLASS                   NAME AND ADDRESS OF SHAREHOLDER         CONSUMMATION OF ACQUISITION
--------------              ------------------------------------------   ---------------------------
LIBERTY MUNICIPAL FUND
  CLASS A.................  Vincent J. Ferrara                                      7.56%
                            Anna Ferrara JT WROS
                            117 AABC
                            Aspen, CO 81611-2502

                            Keith J. Kastenmeier &                                  5.16%
                            Shelly L. Kastenmeier JT WROS
                            959 96th Ave., NE
                            Blaine, MN 55434-2552

  CLASS B.................  Cecil Deskin                                           18.32%
                            110 Ridge Rd.
                            Revere, MA 02151-3839

                            Donaldson Lufkin Jenrette                              11.07%
                            Securities Corporation Inc.
                            P.O. Box 2052
                            Jersey City, NJ 07303-2052

                            Dorothy Heys                                            5.31%
                            717 S. Walnut
                            Sidney, OH 45365-3325

                                                                          PERCENTAGE OF OUTSTANDING
                                                                         SHARES OF CLASS OWNED UPON
FUND AND CLASS                   NAME AND ADDRESS OF SHAREHOLDER         CONSUMMATION OF ACQUISITION
--------------              ------------------------------------------   ---------------------------
                            LPL Financial Services                                  5.37%
                            A/C 2819-9990
                            9785 Towne Center Drive
                            San Diego, CA 92121-1968

                            Prudential Securities Inc. FBO                         24.23%
                            Mr. Brian J. Downing,
                            Mrs. Cheryl Downing Co-TTEES, Brian
                            J. Downing & Cheryl Downing
                            Family Trust UA DTD 12/13/94
                            Celina, TX 75009

                            Prudential Securities Inc. FBO                          5.72%
                            Mr. Pirooz Parvarandeh,
                            Mrs. Violet Parvarandeh Co-TTEES,
                            Parvarandeh Living Trust UA
                            DTD 04/06/95
                            Los Altos, CA 94022

                            USBancorp Piper Jaffray                                 6.67%
                            A/C 2123-9029
                            800 Nicollet Mall
                            Minneapolis, MN 55402-7000

  CLASS C.................  NFSC FEBO #W79-107484                                  74.07%
                            Robert W. Wood TTEE
                            of Robert W. Wood 1988 TR
                            1132 Laurel Way
                            Beverly Hills, CA 90210-221

                            NFSC FEBO #W78-046671                                  16.85%
                            Connolly Family Trust
                            Philip W. Connolly
                            U/A 03/12/2001
                            41030 Simi Ct.
                            Temecula, CA 92591-4988

                                                                      APPENDIX C

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Stein Roe Municipal Fund and the Liberty Municipal Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Stein Roe Municipal Fund by the Liberty Municipal Fund at net asset value as of that date:

                                                                                        LIBERTY
                                                       LIBERTY                       MUNICIPAL FUND
                                     STEIN ROE        MUNICIPAL       PRO FORMA        PRO FORMA
                                   MUNICIPAL FUND       FUND         ADJUSTMENTS      COMBINED(1)
                                   --------------    -----------    -------------    --------------
Stein Roe Municipal Fund shares
Net asset value..................   $115,078,933                    $(115,078,933)
Shares outstanding...............    115,053,192                     (115,053,192)
Net asset value per share........   $       1.00

Class A
Net asset value..................                    $11,085,603    $      (5,959)(4)  $ 11,079,644
Shares outstanding...............                     11,094,416                        11,094,416
Net asset value per share........                           1.00                              1.00

Class B
Net asset value..................                    $   627,818             (337)(4)  $    627,481
Shares outstanding...............                        627,725                           627,725
Net asset value per share........                           1.00                              1.00

Class C
Net asset value..................                    $   168,876              (91)(4)  $    168,785
Shares outstanding...............                        168,907                           168,907
Net asset value per share........                           1.00                              1.00

Class Z(2)
Net asset value..................                                   $ 115,078,933(3)  $115,078,933
Shares outstanding...............                                     115,078,933(3)   115,078,933
Net asset value per share........                                                             1.00

---------------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Municipal Fund will be received by the shareholders of the Stein Roe Municipal Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Municipal Fund that actually will be received on or after such date.

(2) As of February 28, 2002, there were no Class Z shares of the Liberty Municipal Fund outstanding. Stein Roe Municipal Fund shareholders will receive Class Z shares of the Liberty Municipal Fund on the date of the Acquisition.

(3) Includes net assets attributable to, and shares outstanding of, the Stein Roe Municipal Fund.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $0 and $6,387 to be borne by the Stein Roe Municipal Fund and the Liberty Municipal Fund, respectively.

                                                                      APPENDIX D

                      LIBERTY MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

     Selected data for a share outstanding throughout each period is as follows:

                              (UNAUDITED)
                               SIX MONTHS
                                 ENDED                        YEAR ENDED JUNE 30,
                              DECEMBER 31,    ---------------------------------------------------
CLASS A SHARES                    2001         2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period.................   $   1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                               ---------      -------    -------    -------    -------    -------
Income from Investment
  Operations:
Net investment income(a)....       0.009(b)     0.033(b)   0.032(c)   0.026(c)   0.030(c)   0.029(c)
                               ---------      -------    -------    -------    -------    -------
Less Distributions Declared
  to Shareholders:
From net investment
  income....................      (0.009)      (0.033)    (0.032)    (0.026)    (0.030)    (0.029)
                               ---------      -------    -------    -------    -------    -------
Net Asset Value, End of
  Period....................   $   1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                               ---------      -------    -------    -------    -------    -------
       Total return(d)(e)...        0.87%(f)     3.31%      3.20%      2.68%      3.03%      2.98%
                               ---------      -------    -------    -------    -------    -------
Ratios to Average Net
  Assets:
Expenses(a).................        0.75%(g)     0.75%      0.75%      0.75%      0.75%      0.75%
Net Investment Income(a)....        1.74%(g)     3.27%      3.15%      2.66%      3.02%      2.94%
Waiver/Reimbursement(a).....        0.57%(g)     0.80%      0.69%      0.75%      0.70%      0.46%
Net assets, end of period
  (000's)...................   $  11,964      $12,386    $13,362    $12,604    $16,389    $18,450

---------------
(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Fund.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Fund's administrator which amounted to $0.007 per share for the periods ended June 30, 2000, 1999 and 1998 and $0.005 for the period ended June 30, 1997.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Fund's administrator not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

     Selected data for a share outstanding throughout each period is as follows:

                              (UNAUDITED)
                               SIX MONTHS
                                 ENDED                        YEAR ENDED JUNE 30,
                              DECEMBER 31,    ---------------------------------------------------
CLASS B SHARES                    2001         2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period.................    $ 1.000       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                -------       -------    -------    -------    -------    -------
Income from Investment
  Operations:
Net investment income(a)....      0.004(b)      0.023(b)   0.022(c)   0.016(c)   0.023(c)   0.021(c)
                                -------       -------    -------    -------    -------    -------
Less Distributions Declared
  to Shareholders:
From net investment
  income....................     (0.004)       (0.023)    (0.022)    (0.016)    (0.023)    (0.021)
                                -------       -------    -------    -------    -------    -------
Net Asset Value, End of
  Period....................    $ 1.000       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                -------       -------    -------    -------    -------    -------
       Total return(d)(e)...       0.37%(f)      2.37%      2.17%      1.65%      2.31%      2.12%
                                -------       -------    -------    -------    -------    -------
Ratios to Average Net
  Assets:
Expenses(a).................       1.75%(g)      1.75%      1.75%      1.75%      1.48%      1.66%
Net investment income(a)....       0.76%(g)      2.27%      2.15%      1.66%      2.29%      2.03%
Waiver/Reimbursement(a).....       0.57%(g)      0.80%      0.69%      0.75%      0.70%      0.46%
Net assets, end of period
  (000's)...................    $   551       $   223    $   677    $ 1,099    $ 1,270    $ 1,203

---------------
(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Fund.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Fund's administrator which amounted to $0.007 per share for the periods ended June 30, 2000, 1999 and 1998 and $0.005 for the period ended June 30, 1997.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Fund's administrator and/or the distributor not waived a portion of expenses, total return would have been reduced.

 (f) Not annualized.

(g) Annualized.

     Selected data for a share outstanding throughout each period is as follows:

                                        (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                  YEAR ENDED JUNE 30,
                                        DECEMBER 31,    ----------------------------------------
CLASS C SHARES                              2001         2001       2000       1999      1998(A)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period..............................   $   1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                         ---------      -------    -------    -------    -------
Income from Investment Operations:
Net investment income(b)..............       0.007(c)     0.029(c)   0.028(d)(e)   0.022(d)(e)   0.024(d)(e)
                                         ---------      -------    -------    -------    -------
Less Distributions Declared to
  Shareholders:
From net investment income............      (0.007)      (0.029)    (0.028)    (0.022)    (0.024)
                                         ---------      -------    -------    -------    -------
Net Asset Value, End of Period........   $   1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                         ---------      -------    -------    -------    -------
       Total return(f)(g).............        0.67%(h)     2.89%      2.78%      2.27%      2.40%(h)
                                         ---------      -------    -------    -------    -------
Ratios to Average Net Assets:
Expenses(b)...........................        1.15%(i)     1.15%      1.15%(e)    1.15%(e)    1.15%(e)(i)
Net investment income(b)..............        1.34%(i)     2.87%      2.75%(e)    2.26%(e)    2.62%(e)(i)
Waiver/Reimbursement(b)...............        1.17%(i)     1.40%      0.69%      0.75%      0.70%(i)
Net assets, end of period (000's).....   $     282      $   390    $   221    $   178    $   176

---------------
(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Fund.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net of fees and expenses waived or borne by the Fund's administrator which amounted to $0.007 per share for the periods ended June 30, 2000, 1999 and 1998.

(e) Net of fees waived by the Fund's distributor which amounted to $0.006 per share and 0.60% for the periods ended June 30, 2000 and 1999 and $0.005 per share and 0.60% (annualized) for the period ended June 30, 1998.

 (f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Fund's administrator and/or the distributor not waived a portion of expenses, total return would have been reduced.

(h) Not annualized.

 (i) Annualized

                                                                      APPENDIX E

                           INFORMATION APPLICABLE TO
               LIBERTY MUNICIPAL MONEY MARKET FUND CLASS Z SHARES

     Only Eligible Investors may purchase Class Z shares of the Liberty Municipal Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

     $1,000 minimum initial investment

     - any shareholder of a Stein Roe Fund (i) whose shares were redesignated as Class Z shares or who received Class Z shares of another fund distributed by Liberty Funds Distributor, Inc., the Liberty Municipal Fund's distributor, in exchange for his or her shares in the Stein Roe Fund in connection with a reorganization involving such Stein Roe Fund and the other fund, and (ii) who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

     - any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Liberty Municipal Fund's distributor;

     - any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

     - any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to own shares of any fund distributed by Liberty Funds Distributor, Inc.

     $100,000 minimum initial investment

     - clients of broker-dealers or registered investment advisors that both recommend the purchase of Liberty Municipal Fund shares and charge such clients an asset-based fee;

     - any insurance company, trust company or bank purchasing shares for its own account;

     - any endowment, investment company or foundation; and

     - clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

     No minimum initial investment

     - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;

     - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover; and

     - clients of the distributor's banking affiliate that meet certain wealth management criteria.

     The Liberty Municipal Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Liberty Municipal Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Liberty Municipal Fund and its shareholders.

                                       E-1